U. S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549



                                     FORM 8-K/A



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  August 30, 1996




                           BALTIC INTERNATIONAL USA, INC.
            (Exact name of registrant as specified in its charter)




                                       TEXAS
                 (State or other jurisdiction of incorporation)




        		1-12908	                                              76-0336843
		(Commission File Number)	                                (I.R.S. Employer
                                                        			Identification No.)




          1990 Post Oak Boulevard, Suite 1630, Houston, Texas 77056 (Address of principal executive offices, including zip code)




                                 (713) 961-9299
              (Registrant's telephone number, including area code)

Item 1	 Changes in Control of Registrant

       	Inapplicable

Item 2	 Acquisition or Disposition of Assets

       	Inapplicable

Item 3	 Bankruptcy or Receivership

       	Inapplicable

Item 4	 Changes in Registrant's Certifying Accountant

       	On August 30, 1996, BDO Seidman, LLP informed the Company that it was resigning from its position as the Company's accounting firm effective immediately.

        Since the term of BDO Seidman, LLP's engagement, which became effective July 28, 1995, the reports of BDO Seidman, LLP on the financial statements for the past fiscal year ended December 31, 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that they were modified as to uncertainty as follows, "As discussed in Note 2 to the consolidated financial statements, the Company has a significant interest in Baltic International Airlines which has incurred losses from operations that raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

        In connection with its audit for the fiscal year ended December 31, 1995 and through August 30, 1996, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

        The Registrant has requested BDO Seidman, LLP to furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 9, 1996, is filed as Exhibit 16.1 to this Form 8-KA.

Item 5	 Other Events

       	Inapplicable

Item 6 	Resignations of Registrant's Directors

       	Inapplicable

Item 7 	Financial Statements and Exhibits

       	Inapplicable

Item 8 	Change in Fiscal Year

      		Inapplicable


Exhibit 16.1

BDO Seidman, LLP
1200 Smith Street, Suite 3060
Houston, Texas  77002-4501
Telephone:  (713) 659-6551
Fax:  (713) 659-3238

September 9, 1996

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on August 30, 1996, to be filed by our former client, Baltic International USA, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

By:  /s/ BDO Seidman
- ----------------------
     BDO Seidman, LLP



                                    SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        		BALTIC INTERNATIONAL USA, INC.



		By:  /s/ James W. Goodchild
       ---------------------------------
		      JAMES W. GOODCHILD, Chief
		       Operating and Financial Officer

Dated:  September 6, 1996